Exhibit 10.1
AMENDMENT NO. 4 AND CONSENT
to
CREDIT AND SECURITY AGREEMENT
and
OMNIBUS AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS
          This AMENDMENT NO. 4 AND CONSENT TO CREDIT AND SECURITY AGREEMENT AND OMNIBUS AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS, made as of May 30, 2008 (this “Amendment”), among HAWK CORPORATION, a Delaware corporation, FRICTION PRODUCTS CO., an Ohio corporation, HAWK MOTORS, INC., a Delaware corporation, LOGAN METAL STAMPINGS, INC., an Ohio corporation, QUARTER MASTER INDUSTRIES, INC., a Delaware corporation, S.K. WELLMAN CORP., a Delaware corporation, S.K. WELLMAN HOLDINGS, INC., a Delaware corporation, TEX RACING ENTERPRISES, INC., a Delaware corporation, WELLMAN PRODUCTS GROUP, INC., an Ohio corporation, and WELLMAN PRODUCTS, LLC, an Ohio limited liability company, each as a Borrower and collectively as the Borrowers, the LENDERS listed on the signature pages of this Agreement, KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, and KEYBANK NATIONAL ASSOCIATION, a national banking association, as LC Issuer,
WITNESSETH:
          WHEREAS, the Borrowers have been extended certain financial accommodations pursuant to that certain Credit and Security Agreement, dated as of November 1, 2004, as amended by that certain Amendment No. 1 to Credit and Security Agreement, dated as of August 31, 2006, that certain Amendment No. 2 and Consent to Credit and Security Agreement and Omnibus Amendment to Certain Other Loan Documents, dated as of February 1, 2007, and that certain Amendment No. 3 to Credit and Security Agreement, dated as of October 9, 2007 (as so amended, the “Credit Agreement”), among the Borrowers, certain other entities that were formerly borrowers under the Credit Agreement, the Lenders, the Administrative Agent, and the LC Issuer
          WHEREAS, the Borrower Representative has informed the Administrative Agent that Hawk Corporation desires to sell all of the capital stock of Tex Racing Enterprises, Inc. (the “Sale”);
          WHEREAS, the Borrowers have requested consent to the Sale and all releases and amendments required pursuant to the Sale; and
          WHEREAS, the Lenders which are signatories hereto constitute all of the Lenders for the purposes of amending the Credit Agreement pursuant to Section 19.1 thereof;

          NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Administrative Agent, the Lenders and the LC Issuer do hereby agree as follows:
Section 1. DEFINED TERMS.
          Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.
Section 2 CONSENT.
          2.1 Consents. In accordance with Section 19.1 of the Credit Agreement, the Required Lenders hereby consent to:
     (a) the transactions contemplated in that certain Stock Purchase Agreement dated as of May 30, 2008 (the “Purchase Agreement”), among Hawk Corporation, as Seller (the “Seller”), Leonard C. Long, a resident of the State of Pennsylvania, as Buyer (the “Buyer”), and Long’s Machine & Tool, Inc., a Pennsylvania corporation owned and controlled by the Buyer, as Guarantor (the “Guarantor”), including the sale or other disposition of Tex Racing Enterprises, Inc. (the “Sold Subsidiary”); and
     (b) the release of the Liens of the Administrative Agent for the benefit of the Lenders on (i) the stock or other equity interests of the Sold Subsidiary and (ii) all of the real and personal property and assets of the Sold Subsidiary which is being acquired by the Buyer pursuant to the terms of the Purchase Agreement.
Section 3 AMENDMENTS TO THE CREDIT AGREEMENT:
          3.1 Omnibus Amendment to Credit Agreement and Certain Other Loan Documents. All references to the Sold Subsidiary in the recitals or signature pages of the Credit Agreement shall be deleted and the Sold Subsidiary shall no longer be party to such documents.
          3.2 Amendment to Annex II to the Credit Agreement. Annex II to the Credit Agreement is hereby amended by deleting the existing definition of “Borrowers” and replacing it with the following new definition:
     “Borrowers” means collectively, Hawk Corporation, a Delaware corporation, Friction Products Co., an Ohio corporation, Hawk Motors, Inc., a Delaware corporation, Logan Metal Stampings, Inc., an Ohio corporation, Quarter Master Industries, Inc., a Delaware corporation, S.K. Wellman Corp., a Delaware corporation, S.K. Wellman Holdings, Inc., a Delaware corporation, Wellman Products Group, Inc., an Ohio corporation, and Wellman Products, LLC, an Ohio limited liability company.
          3.3 Amendment to Annex IV to Credit Agreement. Annex IV to the Credit Agreement is hereby amended by deleting the existing Annex IV and replacing it with the Annex IV attached hereto as Exhibit I. In addition, within thirty (30) days of the date of this Amendment, the Company shall deliver to the Administrative Agent, any additional updates to such Disclosure Schedules, in form and substance satisfactory to the Administrative Agent, provided, however, that the Borrowers understand that such updates shall not be permitted to include additions to Schedules 11.3(a), 11.3(c), 11.3(d), 11.3(i), or 11.3(l).
Section 4 OMNIBUS AMENDMENTS TO CERTAIN OTHER LOAN DOCUMENTS:
          4.1 Omnibus Amendment to Certain Other Loan Documents. All references to the Sold Subsidiary in the recitals or signature pages of the Notes, the Collateral Assignment of Security Interest Patents and Patent Applications, the Collateral Assignment of Security Interest in Trademarks and Licenses, the Collateral Assignment of Security Interest in Copyrights, the Advertising Permission Letter, the Blocked Account Control Letter, and the Acknowledgement of Blocked Accounts is hereby deleted and the Sold Subsidiary shall no longer be a party to such documents.
          4.2 Amendment to Certain Pledge and Security Agreements. The Pledge and Security Agreement between Hawk Corporation and the Administrative Agent is hereby amended to replace the respective Schedule I attached thereto with the respective Schedule I attached hereto as Exhibit II.
          4.3 Termination of Certain Landlord Waivers. The Landlord Waiver between Tex Racing Enterprises, Inc. and Lone Star Enterprises, Group, Inc., a Delaware corporation, is herby terminated and released.
          4.4 Termination of Certain Limited License Agreements. The Limited License Agreement between Tex Racing Enterprises, Inc. and the Administrative Agent is hereby terminated and released.
          4.5 Amendment to Certain Collateral Assignments of Security Interest in Trademarks and Licenses. The Collateral Assignment of Security Interest in Trademarks and Licenses by and among the Borrowers and the Administrative Agent is hereby amended to replace the respective Exhibit A with the respective Exhibit A attached hereto as Exhibit III.
          4.6 Amendment to Blocked Account Control Agreement. The Blocked Account Control Agreement by and among the Borrowers, the Administrative Agent, and JPMorgan Chase Bank, to the extent not already terminated, is hereby terminated.
          4.7 Amendment to Acknowledgement of Blocked Accounts. The Acknowledgement of Blocked Accounts by and among the Borrowers, the Administrative Agent, and KeyBank National Association, as the Bank is hereby amended to replace the respective Schedule I with Schedule I attached hereto as Exhibit IV.
Section 5 REPRESENTATIONS AND WARRANTIES.
          The Borrower hereby represents and warrants to the Lenders, the Administrative Agent and the LC Issuer as follows:

          5.1 The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms. Each Borrower hereby ratifies and confirms the Credit Agreement as amended by this Amendment.
          5.2 Nonwaiver. Except as expressly set forth herein, the execution, the execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement, as amended by this Amendment.
          5.3 Reference to and Effect on the Credit Agreement. Upon the Effectiveness of this Amendment, each reference in the Credit Agreement amended hereby to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by the prior amendments thereto and this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the prior amendments thereto and this Amendment.
Section 6 CONDITIONS PRECEDENT TO EFFECTIVENESS
The effectiveness of this Amendment is subject to the condition precedent that:
     6.1 Amendment No. 4 and Consent to Credit and Security Agreement. The Administrative Agent shall have received an original counterpart of this Amendment No. 4 and Consent to Credit and Security Agreement, executed and delivered by a duly authorized officer of each Borrower, the Lenders and the LC Issuer.
     6.2 Release Agreement. The Administrative Agent shall have received an original counterpart of that certain Release Agreement, dated as of even date herewith, executed and delivered by a duly authorized officer of each Borrower which shall exist after the consummation of Sale and the Sold Subsidiary.
Section 7 CONDITIONS SUBSEQUENT TO EFFECTIVENESS
The effectiveness of this Amendment is subject to the condition subsequent that:
     7.1 Consummation of the Sale. The Administrative Agent shall have received written evidence in the form of a Borrower Certificate stating that the Sale has been consummated pursuant to the terms of the Purchase Agreement and certifying a true and complete copy of the Purchase Agreement. In the event that the Sale is not consummated on or before June 6, 2008, this Amendment shall be of no further force and effect.

     7.2 Update of Annex IV Disclosure Schedule. The Administrative Agent shall have received, on or before June 30, 2008, an updated Annex IV — Disclosure Schedule to the Credit and Security Agreement in accordance with Section 3.3 of this Amendment, to reflect any changes other than those resulting from the sale of the Sold Subsidiary pursuant to the Purchase Agreement.
     Section 8 MISCELLANEOUS.
          8.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio with out giving effect to the conflict of laws rules thereof.
          8.2 Severability. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.
          8.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, the Borrowers, the Administrative Agent, the Lenders and the LC Issuer have caused this Amendment No. 4 and Consent to Credit and Security Agreement to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWERS

HAWK CORPORATION

/s/ Joseph J. Levanduski

By:	Joseph J. Levanduski

Its:	Vice President — Chief Financial Officer

FRICTION PRODUCTS CO.

/s/ Joseph J. Levanduski

By:	Joseph J. Levanduski

Its:	Vice President — Chief Financial Officer

HAWK MOTORS, INC.

/s/ Joseph J. Levanduski

By:	Joseph J. Levanduski

Its:	Vice President — Chief Financial Officer

LOGAN METAL STAMPINGS, INC.

/s/ Joseph J. Levanduski

By:	Joseph J. Levanduski

Its:	Vice President — Chief Financial Officer

QUARTER MASTER INDUSTRIES, INC.

/s/ Joseph J. Levanduski

By:	Joseph J. Levanduski

Its:	Vice President — Chief Financial Officer

S.K. WELLMAN CORP.

/s/ Joseph J. Levanduski

By:	Joseph J. Levanduski

Its:	Vice President — Chief Financial Officer

S.K. WELLMAN HOLDINGS, INC.

/s/ Joseph J. Levanduski

By:	Joseph J. Levanduski

Its:	Vice President — Chief Financial Officer

WELLMAN PRODUCTS GROUP, INC.

/s/ Joseph J. Levanduski

By:	Joseph J. Levanduski

Its:	Vice President — Chief Financial Officer

WELLMAN PRODUCTS, LLC

By:	Wellman Products Group, Inc., its sole member

/s/ Joseph J. Levanduski

By:	Joseph J. Levanduski

Its:	Vice President — Chief Financial Officer

ADMINISTRATIVE AGENT

KEYBANK NATIONAL ASSOCIATION
as a Administrative Agent

/s/ John P. Dunn

By:	John P. Dunn

Its:	Vice President

LENDERS

KEYBANK NATIONAL ASSOCIATION
as a Lender

/s/ John P. Dunn

By:	John P. Dunn

Its:	Vice President

LC ISSUER

KEYBANK NATIONAL ASSOCIATION
as LC Issuer

/s/ John P. Dunn

By:	John P. Dunn

Its:	Vice President

EXHIBIT I
ANNEX IV
TO
CREDIT AND SECURITY AGREEMENT
[see attached]

EXHIBIT II
SCHEDULE I
TO
PLEDGE AND SECURITY AGREEMENT
HAWK CORPORATION

Stock Issuer	Number of Shares	Class of Stock	Certificate No(s).

Quarter Master Industries, Inc.	100	common	1

Wellman Products Group, Inc.	100	common	1

EXHIBIT III
EXHIBIT A
TO
LIMITED LICENSE AGREEMENT
HAWK CORPORATION TRADEMARKS

Mark	Status

“WELLMAN FRICTION PRODUCTS”	Filed	7/15/96
App. No. 75/137897	Issued	7/28/98
Reg. No. 2,176,037	Sec. 8	7/22/04

“WELLMAN FRICTION PRODUCTS”	Filed	4/9/97
App. No. 75/271649	Issued	10/27/98
Reg. No. 2,199,455	Sec. 8	7/22/04

“HAWK BRAKE”	Filed	9/18/98
App. No. 75/556527	Issued	3/28/00
Reg. No. 2,334,809

HAWK (design)	Filed	10/1/98
App. No. 75/563232	Issued	3/21/00
Reg. No. 2,331,451

“HAWK PERFORMANCE”	Filed	9/18/98
App. No 75/556526	Issued	1/2/01
Reg. No. 2,418,088

“WELLMAN PRODUCTS GROUP”	Filed	1/18/02
App. No. 76/359881	Issued	7/13/04
Reg. No. 2,863,241
S. K. WELLMAN CORP. TRADEMARKS

“FERAMIC”	Filed	6/6/56
App. No. 72/009757	Issued	2/26/57
Reg. No. 0642082	Renewed	12/9/97

“VELVETOUCH FERAMIC”	Filed	3/12/56
App. No. 72/004410	Issued	10/2/56
Reg. No. 0635202	Renewed	11/4/97

“VELVETOUCH”	Filed	7/14/44
App. No. 71/472265	Issued	1/16/45
Reg. No. 0411420	Renewed	1/16/85

“VELVETOUCH”	Filed	1/2/32
App. No. 71/322663	Issued	9/26/33
Reg. No. 0306579	Renewed	9/7/93

“FIBERTUFF”	Filed	9/28/89
App. No. 73/829193	Issued	10/23/90
Reg. No. 1618791

“VELVETOUCH ORGANIK”	Filed	6/17/63
App. No. 72/171208	Issued	3/31/64
Reg. No. 0767578	Renewed	3/31/84

“VELVETOUCH METALIK”	Filed	6/6/56
App. No. 72/009757	Issued	2/26/57
Reg. No. 0642082	Renewed	12/9/97
HAWK MOTORS, INC. TRADEMARKS

“HAWK MOTORS’	Filed	2/22/01
App. No. 76/214137	Issued	10/8/02
Reg. No. 2,633,043
QUARTER MASTER INDUSTRIES, INC. TRADEMARKS

“QUARTER MASTER”	Filed	10/01/02
App. No. 76/319704	Issued	12/10/02
Reg. No. 2,658,830

“QUARTER MASTER” (design)	Filed	10/01/02
App. No. 76/319705	Issued	11/19/02
Reg. No. 2,651,689

EXHIBIT IV
SCHEDULE I
TO
ACKNOWLEDGEMENT OF BLOCKED ACCOUNTS
BLOCKED ACCOUNTS AND LOCKBOXES

Company	Lockbox	Deposit Account

Hawk Corporation	None	XXXXXXXXXXXX

Quarter Master Industries, Inc.	P.O. Box 712310	XXXXXXXXXXXX
Cincinnati, Ohio 45271

S.K. Wellman Corp.	P.O. Box 74261	XXXXXXXXXXXX
Cleveland, Ohio 44194